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                                                                    EXHIBIT 10.1

                           LEASE PROVISIONS & EXHIBITS


LANDLORD:  HIGHWOODS REALTY LIMITED PARTNERSHIP

TENANT: R.F. MICRO DEVICES, INC.                   LEASE DATE:  November 5, 1999

BUILDING ADDRESS:  486 Gallimore Dairy Road, Suite A, Greensboro,
                   North Carolina 27409

NOTICES ADDRESS: 7625 Thorndike Rd., Greensboro, North Carolina 27409

RENTABLE SQUARE FOOTAGE: 120,000

LEASE TERM: Fifteen (15) years                  RENT COMMENCEMENT: March 1, 2000

TERM:                MONTHLY RENT:  ANNUAL RENT:   PRICE P.R.S.F:     R.S.F.:
----                 ------------   -----------    -------------      ------
03/01/00 - 08/31/00   $16,900.00    $202,800.00        $3.38         *60,000
09/01/00 - 02/28/03   $30,500.00    $366,000.00        $3.05         120,000
03/01/03 - 02/28/15   Increase based on Consumer Price Index (See Section 3)
*Tenant shall occupy the entire Building square footage (120,000 sf).

                 ALL RENTS ARE DUE ON THE 1ST DAY OF EACH MONTH

OPTION TO RENEW: Provided Tenant is not in default hereunder, Tenant shall have an option to renew this Lease for two (2) periods of ten (10) years. The rental rate will be adjusted for changes in the Consumer Price Index during the preceding fifteen (15) year period. The rental rate for the initial year of the renewal term will be the basis for all future Consumer Price Index adjustments.

NOTICE: Tenant shall provide Landlord six (6) month prior written notice of its intent to renew the Lease.

FIRST RIGHT OF REFUSAL:

TENANT IMPROVEMENTS: Tenant agrees to lease the building from "shell" condition. Landlord will not provide any funds for improvements of any kind to the leased space.

BROKER: Coldwell Banker - Commercial, Attn: Joe Douglas

COMMISSION PAID:  4.00% on the First Ten (10) Years of Lease Term

PRO-RATA %:  100%

EXPENSE PASS THRU'S:
Taxes:                     Entire Cost
Insurance:                 Entire Cost
Common Area Maintenance:   Entire Cost

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PAID DIRECTLY BY TENANT:
x     Janitorial                        x     Extermination
x     Garbage                           x     Light Bulbs
x     Water/Sewer                       x     Interior Maintenance
x     Security                          x     Signage
x     Electrical/Gas                    x     Plate Glass Breakage
x     HVAC                              x     Fire Extinguisher Maintenance


EXHIBITS ATTACHED:
TBA      A     Legal Description
TBA      B     Building Layout/Specs
x        C     Rules & Regulations
x        D     Insurance Requirements
x        E     Parking Rules & Regulations

*The terms set forth in this Lease Provisions and Exhibits page are for convenience only. To the extent that there are any inconsistencies between the terms of the Lease Agreement and the provisions set forth on this page, the terms of the Lease Agreement shall control.

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NORTH CAROLINA             }
                           }                               LEASE AGREEMENT
GUILFORD COUNTY            }

         THIS LEASE, made and entered into this the 5 day of November, 1999, by and between HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina Limited Partnership, hereinafter referred to as "Landlord" and R.F. MICRO DEVICES, INC., A NORTH CAROLINA Corporation, hereinafter referred to as "Tenant".

                                    RECITALS

         Landlord is seized of the business premises described herein, having space therein to let. Tenant desires to lease such space from Landlord. The parties desire to enter into a Lease Agreement defining their respective rights, duties and liabilities relating to the premises.

         IN CONSIDERATION of the mutual covenants contained herein, the parties agree as follows:

1. DESCRIPTION OF PREMISES: Landlord is the owner of a 120,000 rentable square foot building (the "Building") located ON CERTAIN REAL PROPERTY at 486 GALLIMORE DAIRY ROAD, SUITE A, GREENSBORO, GUILFORD COUNTY, NORTH CAROLINA, being more fully described on Exhibit "A" attached hereto and hereby made a part hereof.

         The Leased Space shall consist of THE REAL PROPERTY DESCRIBED ON EXHIBIT "A" ATTACHED HERETO TOGETHER WITH THE Building and other improvements in the amount of 120,000 rentable square feet, as outlined in red on Exhibit "B" attached hereto, said space AND REAL PROPERTY, hereinafter referred to as the "Premises". The entire Premises shall be for the exclusive use of Tenant, its agents, servants, employees and invitees for office and related uses. The Premises are more commonly known as Suite A.

         Landlord represents and warrants that it is the owner in fee simple of the Premises and that there are no covenants, restrictions or zoning or other regulations which prevent, or are violated by, this Lease or the use of the Premises as contemplated herein.

2. TERM: The term of this Lease shall be for a period of FIFTEEN (15) YEARS, beginning MARCH 1, 2000, the "Commencement Date", continuing through FEBRUARY 28, 2015, the "Termination Date". FOR PURPOSES OF THIS LEASE, THE BUILDING SHALL BE DEEMED COMPLETED UPON ISSUANCE OF A CERTIFICATE OF OCCUPANCY FROM THE APPLICABLE GOVERNMENTAL AUTHORITY, AND A CERTIFICATE OF ARCHITECT FROM LOCKWOOD GREENE INDICATING THAT THE PROPERTY HAS BEEN SUBSTANTIALLY COMPLETED IN ACCORDANCE WITH TENANT APPROVED CONSTRUCTION DRAWINGS. THE LEASE, ALONG WITH TENANT'S RENTAL OBLIGATION, SHALL COMMENCE UPON THE ISSUANCE OF A CERTIFICATE OF OCCUPANCY AND CERTIFICATE OF ARCHITECT SUPPLIED BY LOCKWOOD GREENE.

3. BASE RENT: Tenant shall pay rental for the Premises Leased AS FOLLOWS:

TERM:                MONTHLY RENT:  ANNUAL RENT:   PRICE P.R.S.F:     R.S.F.:
----                 ------------   -----------    -------------      ------
03/01/00 - 08/31/00   $16,900.00    $202,800.00        $3.38          60,000
09/01/00 - 02/28/03   $30,500.00    $366,000.00        $3.05         120,000

         RENT SHALL INCREASE ON THE THIRD ANNIVERSARY OF THE COMMENCEMENT DATE BY 4.5% FROM THE PREVIOUS LEASE YEAR. Rent shall also increase on THE SIXTH, NINTH, AND TWELFTH ANNIVERSARIES of the Commencement Date by the same percentage as EIGHTY PERCENT (80%) OF THE percentage increase in the Consumer Price Index - All Items - All Urban Consumers ("CPI"), issued by the U.S. Department of Labor, for each prior THIRTY-SIX (36) MONTH PERIOD. However, in no event shall the base rent decrease as a result of a decrease in CPI.

         AS SOON AS PRACTICABLE AFTER THE CPI FOR THE ANNIVERSARY DATE BECOMES AVAILABLE, THE LANDLORD SHALL FURNISH TO TENANT A STATEMENT FOR SETTING FORTH THE ADJUSTMENT, IF ANY, TO RENT AS REQUIRED BY THIS PARAGRAPH 3. FROM THE BEGINNING OF EACH LEASE YEAR UNTIL LANDLORD SHALL FURNISH TENANT WITH A STATEMENT AS AFORESAID, TENANT SHALL CONTINUE TO PAY RENT AT THE RATE IT SHALL HAVE BEEN OBLIGATED TO PAY DURING THE PRECEDING LEASE YEAR. BEGINNING WITH THE FIRST DAY OF THE CALENDAR MONTH FOLLOWING THE DATE UPON WHICH LANDLORD SHALL HAVE DELIVERED TO TENANT EACH SUCH STATEMENT, TENANT SHALL PAY RENT AT THE RATE REQUIRED BY THIS PARAGRAPH 3 AND SHALL PAY LANDLORD ANY DIFFERENCE BETWEEN RENT IT SHALL HAVE PAID LANDLORD FOR SUCH YEAR AND THE ADJUSTED RENTAL IT SHALL HAVE BEEN OBLIGATED TO PAY LANDLORD FOR SUCH YEAR UNDER THIS PARAGRAPH 3. IT IS AGREED THAT IN THE EVENT THE AFORESAID INDEX IS DISCONTINUED OR REVISED, ANY OTHER INDEX WITH WHICH IT IS REPLACED SHALL BE USED IN ORDER TO OBTAIN SUBSTANTIALLY THE SAME RESULTS AS WOULD BE OBTAINED IF THERE HAD BEEN NO SUCH DISCONTINUATION OR REVISION.

         All rental payments are payable in advance on the first (1st) day of each month without prior offset or deduction, EXCEPT AS SET FORTH IN THE LEASE, to Landlord at Landlord's address specified in Section 41 hereof entitled "NOTICES" or at such other place as Landlord may direct. In the event any Tenant check tendered to Landlord in payment of its obligations hereunder is returned by Tenant's bank for insufficient funds, any and all REASONABLE charges incurred by Landlord as a result shall be billed to Tenant by Landlord as additional rent hereunder.

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4. OCCUPANCY AND ACCEPTANCE OF PREMISES: Landlord shall deliver actual possession of the Premises to Tenant on the Commencement Date according to the specifications indicated in Exhibit "B" attached hereto and by this reference made a part hereof, provided Landlord is able to furnish to Tenant evidence obtained from local governmental authorities having jurisdiction that the Premises have been duly inspected and approved for Tenant's occupancy. If the Premises are ready for Tenant's occupancy prior to the Commencement Date, Landlord shall so notify Tenant and Tenant may accept such early occupancy, provided, however, in such event Tenant shall pay to Landlord base rental calculated on a daily basis assuming a 365 day year, for each day Tenant shall occupy the Premises prior to the Commencement Date. If permission is given to Tenant to occupy the Demised Premises prior to the date of commencement of the term hereof, such occupancy shall be subject to all the provisions of this Lease except those relating to the term of this Lease.

         Upon Tenant's occupancy of the Premises Tenant shall render to Landlord, within ten (10) days of such occupancy date, a written notice listing each and every respect in which the Premises are incomplete according to such building specifications as noted above; Landlord shall then have sixty (60) days from its receipt of said notice to complete those items contained in such listing. The existence of such items shall not alter the Tenant obligation to pay rent pursuant to Section 3.

         During Tenant's move-in, a representative of the Tenant must be on-site with any moving company to ensure proper treatment of Premises. Elevators in multi-story office buildings must remain in use for the general public during business hours. Any specialized use of elevators must be coordinated with the Landlord's Property Manager. All packing materials and refuse must be properly disposed of. Any damage or destruction due to moving will be the sole responsibility of the Tenant.

         Tenant shall, at its own expense, comply with all future governmental regulations to include those relating to the Americans with Disabilities Act
(ADA). LANDLORD WARRANTS THAT THE PREMISES COMPLIES WITH SUCH GOVERNMENTAL REGULATIONS AS OF THE COMMENCEMENT DATE OF THIS LEASE.

         NOTWITHSTANDING ANYTHING STATED ABOVE TO THE CONTRARY, THE TENANT SHALL HAVE THE RIGHT TO ENTER INTO THE PREMISES PRIOR TO THE COMMENCEMENT DATE TO BEGIN WORK NECESSARY FOR THE TENANT'S UPFITTING OF THE PREMISES. ALL WORK PERFORMED BY THE TENANT AND THE TENANT'S CONTRACTORS OR SUBCONTRACTORS SHALL BE COORDINATED WITH THE LANDLORD AND THE LANDLORD'S CONTRACTORS SO AS TO NOT INTERFERE WITH THE WORK PERFORMED BY THE LANDLORD'S CONTRACTORS. TENANT AGREES TO INDEMNIFY AND HOLD THE LANDLORD HARMLESS FROM ANY LOSS, COST AND EXPENSE SUFFERED BY THE LANDLORD AS A RESULT OF THE TENANT OR TENANT'S CONTRACTORS' PRESENCE ON THE PREMISES PRIOR TO THE COMMENCEMENT DATE. SHOULD LANDLORD FAIL TO DELIVER THE PREMISES IN ACCORDANCE WITH TENANT APPROVED CONSTRUCTION DRAWINGS BY _________________, THEN TENANT SHALL HAVE THE RIGHT TO TERMINATE THE LEASE.

5. AUDIT: If Tenant disputes the amount of operating expenses as set forth in the invoice from the Landlord within forty -five days after receipt thereof, and provided Tenant is not then in default under this Lease, Tenant shall have the right upon notice to have Landlord's book and records relating to operating expenses audited by a qualified professional selected by Tenant or by Tenant itself. If after such audit Tenant still disputes the amount of operating expenses, a certification as to the proper amount shall be made by Landlord's independent certified public accountant in consultation with Tenant's professional, which certification shall be final and conclusive. If such audit reveals that operating expenses were overstated by FIVE PERCENT (5%) or more in the calendar year audited Landlord shall within thirty (30) days after the certification pay to Tenant the amount of any overstatement which it had collected from Tenant. However, if such certification does not show that Landlord had made such an overstatement then Tenant shall pay both the costs of its professional as well as the reasonable charges of Landlord's independent certified public accountant engaged to determine the correct amount of operating expenses. If the certification shows that Landlord has undercharged Tenant then Tenant shall within thirty (30) days pay to Landlord the amount of any undercharge.

         Books and records necessary to accomplish any audit permitted under this Section shall be retained for twelve months after the end of each calendar year, and on receipt of notice of Tenant's dispute of the operating expenses shall be made available to Tenant to conduct the audit, which may be either at the Premises, or at Landlord's office in Winston-Salem, North Carolina .

         In the event that the Tenant elects to have a professional audit Landlord's operating expenses as provided in this Lease, such audit must be conducted by an independent nationally or regionally recognized accounting firm that is not being compensated by Tenant on a contingency fee basis. All information obtained through such audit as well as any compromise, settlement or adjustment reached as a result of such audit shall be held in strict confidence by Tenant and its officers, agents, and employees and as a condition to such audit, the Tenant's auditor shall execute a written agreement agreeing that the auditor is not being compensated on a contingency fee basis and that all information obtained through such audit as well as any compromise, settlement or adjustment reached as a result of such audit, shall be held in strict confidence and shall not be revealed in any manner to any person except upon the prior written consent of the Landlord, which consent shall not be unreasonably withheld in Landlord's sole discretion, or if required pursuant to any litigation between Landlord and Tenant materially related to the facts disclosed by such audit, or if required by law.

         No subtenant shall have any right to conduct an audit and no assignee shall conduct an audit for any period during which such assignee was not in possession of the Premises.

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6. LATE PAYMENT OF RENT: All monthly installments of rent herein stipulated are due in advance without prior offset or deduction, EXCEPT AS SET FORTH IN THIS LEASE, on the FIRST (1ST) DAY OF EACH MONTH during the term hereof, as set forth in Section 3 hereof entitled "BASE RENT". All rents not received on the first
(1st) day of the month shall be deemed "past due" and all rents not received by the Landlord by the tenth (10th) day of each month during the term hereof shall be subject to a charge of 5% of the amount due.

         In any such event, Landlord shall so invoice Tenant for any such charge, which shall become due immediately upon Tenant's receipt of the invoice but in no event later than ten (10) days from the invoice date.

         Once any payment of rent is thirty (30) days past due, the total due, including the 5% charge, shall bear interest at eighteen (18) percent per annum.

7. NO ACCORD AND SATISFACTION: No acceptance by Landlord of a lesser sum than the Base Rent, late charges, additional rent and other sums then due shall be deemed to be other than on account of the earliest installment of such payments due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

8. USE: Premises shall be used for such office, assembly, storage, distribution and manufacturing activities as are allowed under existing zoning and recorded covenants. Tenant shall not conduct, or allow to be conducted, on or within the Premises any business or permit any act which in any way increases the cost of fire insurance on the building or constitutes a nuisance or is contrary to or in violation of the laws, statutes or ordinances of local state or federal governments having jurisdiction and Tenant agrees to comply, at Tenant's expense, with all governmental regulations, to include those relating to the Americans with Disabilities Act (ADA). TENANT WILL PAY TO BRING THE PREMISES INTO COMPLIANCE WITH ANY REVISIONS TO THE AMERICANS WITH DISABILITIES ACT (ADA) AFTER THE COMMENCEMENT DATE OF THE LEASE. Any violation of this provision by Tenant shall be a material breach of this Lease, entitling Landlord to exercise any rights or remedies contained herein or provided by law or other authority. LANDLORD AND TENANT HEREBY AGREE THAT THE MANUFACTURING OF WAFERS AS CONTEMPLATED BY THE TENANT DOES NOT VIOLATE EXISTING ZONING OR ANY RECORDED RESTRICTIVE COVENANTS.

         It is hereby agreed and understood that the following functions are prohibited outside the building walls or in the parking or service areas: storage of any item; manufacture or assembly of any product; refuse accumulation; rallies or meetings; any conduct of business. Personal property of Tenant of any type or size shall be permitted outside the Premises only during times of loading or unloading operations.

9. QUIET ENJOYMENT: The Landlord covenants that Tenant, upon paying the Landlord the rental stipulated herein together with all other charges reserved herein, and performing the covenants, promises and agreements herein, shall peaceably and quietly have, hold and enjoy the Premises and all rights, easements, appurtenances and privilege belonging or appertaining thereto, during the full term hereby granted and any extensions or renewals thereof.

10. COMMON AREAS: As used in this Lease, Common Areas shall mean all areas of the entire building and appurtenances which are available for the common use of tenants and which are not held for the exclusive use of the Tenant or other tenants, including but not limited to: the parking areas and entrances and exits thereto, driveways and truck service ways, sidewalks, landscaped areas, access roads, building equipment rooms, and other areas and facilities provided for the common or joint use and benefit of occupants of the Building, their employees, agents, customers and invitees. Landlord reserves the right, from time to time, to reasonable alter said common areas, including converting common areas into leasable areas, constructing additional parking facilities in the common areas, increasing or decreasing common area land and/or facilities and to exercise control and management of the common areas and to establish, modify, change and enforce such reasonable Rules and Regulations as Landlord in its discretion may deem desirable for the management of the Building.

         Tenants agrees to abide by and conform to such rules and regulations and shall be responsible for the compliance with same by its employees, agents, customers and invitees. The failure of Landlord to enforce any of such Rules and Regulations against Tenant or any other tenant shall not be deemed to be a waiver of same.

         Landlord shall have the right to restrict or close all or any portion of the common areas at such times and for such periods as may, in the opinion of the Landlord, be necessary to prevent a dedication thereof, or to preserve the status thereof as private property, or to prevent the accrual of any rights in any person; and Landlord may also close said common areas for purposes of maintenance and repair as may be required from time to time.

         Tenant shall pay to Landlord its proportionate share of the entire common area maintenance cost. Tenant's proportionate share shall be the relation of Tenant's 120,000 rentable square foot area to the 120,000 rentable square foot of total building area, or 100%.

         During the term hereof, Landlord shall notify Tenant of its proportionate share due for such cost. Landlord shall have the option through the Lease term to require Tenant's reimbursement on either a monthly, quarterly or annual basis, at Landlord's sole discretion, to become due and payable as additional rent within ten (10) days, if invoiced monthly or thirty (30) days, if invoiced quarterly or annually, from the date of invoice.

11. ASSIGNMENT AND SUBLETTING: Tenant covenants and agrees that neither this Lease nor the term hereby granted, nor any part thereof, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, by operation of law or otherwise, and that neither the Premises, nor any part thereof, will be sublet or advertised for subletting or occupied, by anyone other than Tenant, or for any purpose other than as hereinabove set forth, without the prior written consent of Landlord not to be unreasonably withheld. Landlord's withholding of consent shall be deemed reasonable if the use or occupancy of the Premises by such sublessee or assignee could make Landlord responsible for any costs of compliance with the Americans with Disabilities Act (ADA) or any other legislation by any governmental body.

12. LANDLORD'S REPAIRS: The Landlord shall maintain and keep in good condition and repair the roof, parking areas and exterior landscaping, exterior and supporting walls of the Building together with repairs necessary due to structural defects, if any. Landlord shall also maintain and repair the electrical wiring (from the utility company's distribution lines to the Premises, including the electrical service exclusive of fuses, fuse blocks, breaker units or meter deposits) servicing the Premises, the water line servicing the Premises, and the sanitary sewer lines and/or septic tank servicing the Premises. However, the Landlord shall not be responsible for such maintenance and repairs in the event the same are required as a result of the negligence or willful act of the Tenant or its clients, customers, licensees, assignees, agents, employees or invitees and further, in any such event the cost of such maintenance and repairs so required shall be the sole responsibility of the Tenant.

         TO THE EXTENT ANY REPAIRS REQUIRED TO BE PERFORMED BY THE LANDLORD ARE REQUIRED, THE TENANT SHALL IMMEDIATELY NOTIFY THE LANDLORD THAT SUCH REPAIRS ARE NECESSARY. PROVIDED TENANT'S REQUEST IS REASONABLE, LANDLORD SHALL IMMEDIATELY COMMENCE SUCH REPAIRS AND COMPLETE SUCH REPAIRS AS SOON AS POSSIBLE. TENANT SHALL HAVE THE RIGHT TO COMPLETE ANY REPAIRS NOT COMPLETED BY THE LANDLORD IN A TIMELY FASHION, AND OFFSET SUCH COST IN THE NEXT MONTH'S RENT (NOT TO EXCEED ONE MONTH). TENANT SHALL PROVIDE TO LANDLORD WRITTEN DOCUMENTATION OF SAID COSTS.

13. TENANT REPAIRS; ALTERATIONS: The Tenant shall effect, at its sole cost and expense, all maintenance and repairs to the interior of said Premises, including without limitation, the floor and wall coverings (whether paint or otherwise); lights, light fixtures, and light bulbs; interior and exterior doors and door locks, overhead doors; ceiling tiles; water heaters; windows, frames, glass, window blinds; all heating, ventilating and air conditioning equipment; all plumbing and electrical not described in Section 12 above; security systems and any other improvements not required to be maintained by Landlord in the immediately preceding Section hereof, except in the event the improvements installed by Landlord may be defective in material or labor in installation. All such repairs and replacements required by this section shall be made only by persons approved in advance by Landlord, NOT TO BE UNREASONABLY WITHHELD. Should Tenant fail to comply with the maintenance and repairs required above, the Landlord shall have the right, AFTER TEN (10) DAYS PRIOR WRITTEN NOTICE TO TENANT, to enter on the Premises and make necessary repairs and perform and maintenance required. Any REASONABLE cost incurred by Landlord shall be paid by the Tenant at cost plus ten percent (10%) overhead and ten percent (10%) for profit.

         Tenant shall submit to the Landlord for Landlords' prior written approval all of the plans and specifications for any alterations, additions or improvements in and to the Premises which tenant may deem desirable or necessary in its use and occupancy thereof. Such alterations, additions or improvements shall not be made without the prior written approval of Landlord. If any changes are made to the plans by the Landlord, Tenant shall review final plans and provide written approval prior to Landlord starting upfit construction All such alterations, additions or improvements shall be made in accordance with applicable city, county, state and federal laws and ordinances, and building and zoning rules and regulations and all present and future governmental regulations relating to the Americans with Disabilities Act (ADA). Landlord's approval hereunder shall not be deemed as warranty that tenant's alterations meet such ADA regulations, however, such consent shall carry a requirement that such alterations will be constructed by Tenant, at its own expense, in full compliance with all existing ADA governmental regulations. Tenant shall be liable for all damages or injuries which may result to any person or property by reason of or resulting from any alterations, additions or improvements made by it to the Premises and shall hold the Landlord harmless with respect thereto. All additions and improvements made by the Tenant, EXCEPT TRADE FIXTURES, shall become a part of the Premises and shall, upon the termination or expiration of this Lease, belong to Landlord except as may be otherwise set forth in a letter agreement or other written instrument executed by the parties hereto and attached to this Lease as an amendment hereto and thereby made a part hereof.

         In the event Tenant performs any alterations, additions or improvements to the Premises, Tenant agrees that it shall provide to Landlord a reproducible set of as-built plans for Landlord's files.

         If Tenant fails to perform Tenant's obligations under this Section, Landlord may at its option enter upon the Premises after ten (10) days prior written notice to Tenant, perform such obligation on Tenant's behalf, and the cost thereof together with interest thereon shall become due and payable as additional rental to Landlord together with Tenant's next rental installment.

         At Landlord's option, Landlord may require that Tenant remove any or all alterations or improvements at Tenant's expense upon termination of the Lease.

14. HEATING, VENTILATION AND AIR CONDITIONING: The Tenant shall at its sole cost and expense keep in force a maintenance contract for the entire term of this Lease on all heating, air conditioning and ventilation equipment pertaining to the Premises, providing for service inspections to be done ON A ROUTINE BASIS AS PROPOSED BY SUCH CONTRACT. Tenant shall submit a copy of said contract to Landlord within ten (10) days after occupancy of the Premises. Landlord must approve the terms of the maintenance contract and the firm Tenant chooses as the maintenance contractor, SUCH APPROVAL NOT TO BE UNREASONABLY WITHHELD.

         Landlord shall be responsible for replacement of any defective motor or compressor within the system provided it is not as a result of negligence or willful act of the Tenant, its clients, customers, licensees, assignees, agents, employees, or invitees. However, Tenant's failure to provide the required maintenance contract shall release Landlord form any and all liability for said equipment.

         Upon termination of this Lease, Tenant will deliver the HVAC equipment in good operating condition.

15. FEDERAL REGULATION AND/OR PROHIBITION OF CFC'S: Due to an environmental threat that the earth's ozone layer has deteriorated, there is international concern for the control of Chlorofluorocarbons ("CFC's") and possible ban thereof. Future legislation could impose:

         1) New maintenance standards and procedures on HVAC equipment in order to reduce the amount of freon existing in the system; or

         2) Conversion of the equipment in order to accommodate the use of a substitute chemical; or

         3) Replacement of the equipment in the event the equipment does not comply with the required performance and maintenance standards.

         Landlord and Tenant hereby acknowledge that any costs associated with the above shall be considered a maintenance item and SHALL BE PAID BY TENANT.

         NOTWITHSTANDING THE PRECEDING SENTENCE, IN THE EVENT THAT ANY SUCH RULES AND REGULATIONS AS DESCRIBED ABOVE ARE ENACTED WHICH REQUIRE SIGNIFICANT CHANGES TO THE HVAC EQUIPMENT OF THE PREMISES DURING THE LAST THREE YEARS OF THE TERM OF THIS LEASE (INCLUDING THE RENEWAL TERM), THE COST OF BRINGING THE HVAC EQUIPMENT ON THE PREMISES INTO COMPLIANCE WITH SUCH RULES OR REGULATIONS SHALL BE PRORATED AMONG THE TENANT AND THE LANDLORD BASED UPON THE ANTICIPATED USEFUL LIFE OF THE HVAC EQUIPMENT, AS MODIFIED, AND THE REMAINING NUMBER OF YEARS LEFT IN THE TERM OF THIS LEASE.

16. SUBORDINATION AND ATTORNMENT: TENANT AGREES THAT THIS LEASE IS SUBJECT AND SUBORDINATE TO ANY AND ALL MORTGAGES OR DEEDS OF TRUST NOW OR HEREAFTER PLACED ON THE PROPERTY OF WHICH THE PREMISES ARE A PART, AND THIS CLAUSE SHALL BE SELF OPERATIVE WITHOUT ANY FURTHER INSTRUMENT NECESSARY TO EFFECT SUCH SUBORDINATION; HOWEVER, IF REQUESTED BY LANDLORD, TENANT SHALL PROMPTLY EXECUTE AND DELIVER TO LANDLORD ANY SUCH CERTIFICATES AS LANDLORD MAY REASONABLY REQUEST EVIDENCING SUCH SUBORDINATION OF THIS LEASE TO OR THE ASSIGNMENT OF THIS LEASE AS ADDITIONAL SECURITY FOR SUCH MORTGAGES OR DEEDS OF TRUST. PROVIDED, HOWEVER, IN EACH CASE, THE HOLDER OF THE MORTGAGE OR DEED OF TRUST SHALL AGREE THAT THIS LEASE SHALL NOT BE DIVESTED BY FORECLOSURE OR OTHER DEFAULT PROCEEDINGS SO LONG AS TENANT SHALL NOT BE IN DEFAULT UNDER THE TERMS OF THIS LEASE BEYOND ANY APPLICABLE CURE PERIOD SET FORTH IN THIS LEASE. TENANT SHALL CONTINUE ITS OBLIGATIONS UNDER THIS LEASE IN FULL FORCE AND EFFECT NOTWITHSTANDING ANY SUCH DEFAULT PROCEEDINGS UNDER A MORTGAGE OR DEED OF TRUST AND SHALL ATTORN TO THE MORTGAGEE, TRUSTEE OR BENEFICIARY OF SUCH MORTGAGE OR DEED OF TRUST, AND THEIR SUCCESSORS OR ASSIGNS, AND TO THE TRANSFEREE UNDER ANY FORECLOSURE OR DEFAULT PROCEEDINGS. THE SUBORDINATION CONTAINED IN THIS PARAGRAPH 16 SHALL NOT APPLY UNLESS AND UNTIL THE MORTGAGEE OR DEED OF TRUST HOLDER AGREES TO THE NONDISTURBANCE PROVISIONS SET FORTH ABOVE.

         In the event of the sale, assignment, or transfer by Landlord of its interest in the Premises to a successor in interest who expressly assumes the obligation of the Landlord hereunder, AND WHO IS FINANCIALLY SOUND AND ADEQUATELY CAPITALIZED, the Landlord shall thereupon be released or discharged from all of its covenants and obligations hereunder, except such obligations shall have accrued prior to any such sale, assignment or transfer; and Tenant agrees to look solely to any successor in interest of the Landlord for performance of any such obligations. Tenant shall have ten (10) days from its receipt of Landlord's request to deliver any such fully executed documents to Landlord. Tenant's failure to execute and deliver any such documents shall constitute a default hereunder.

17. CHANGE IN OWNERSHIP OF PREMISES: If the ownership of the Premises or the name or address of the party entitled to receive rent hereunder shall be changed, the Tenant may, until receipt of proper notice of such change(s), continue to pay the rent and other charges herein reserved accrued and to accrue hereunder to the party to whom and in the manner in which the last preceding installment of rent or other charge was paid, and each such payment shall, to the extent thereof, exonerate and discharge the Tenant.

18. CONDEMNATION: If the whole of the Building, or such substantial portion thereof as will make Premises unusable for the purposes referred to herein, shall be condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the time when possession thereof is taken by the condemning authority, and rental shall be accounted for as between Landlord and Tenant as of that date. In the event the portion condemned is such that the remaining portion can, after restoration and repair, be made usable for Tenant's purposes, then this Lease shall not terminate; however, the rent shall be reduced equitably to the amount of the Premises taken. In such an event, Landlord shall make such repairs as may be necessary as soon as the same can be reasonably accomplished, NOT TO EXCEED 120 DAYS. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant, or both, to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority.

         Any minor condemnation or taking of the Premises for the construction or maintenance of streets or highways shall not be considered a condemnation or taking for the purposes of this Section 18 so long as the Premises shall not be materially or adversely affected, ingress and egress for the remainder of the Premises shall be adequate for the business of Tenant, and the provisions of any loan documents of Landlord's lender which encumber the Premises are complied with, AND PROVIDED SUFFICIENT PARKING SPACES REMAIN AS REQUIRED UNDER APPLICABLE ZONING REQUIREMENTS.

19. RIGHT OF LANDLORD TO ENTER; "FOR RENT" SIGNS: The Tenant agrees that the Landlord or its agents may at all reasonable times enter upon the Premises for the purpose of inspection or repair of the Building or the building systems and such other purposes as Landlord may deem necessary or proper for the reasonable protection of Landlord's interest in the Premises. In addition, the Landlord may enter the Premises at all reasonable times to exhibit the Premises to prospective purchasers. During the two (2) months immediately preceding the final expiration of the term created hereunder or any renewal thereof, the Landlord, may exhibit the Premises to prospective tenants and/or affix a notice that the premises are for rent; such notice shall not be greater than four (4) square feet in area, and shall be affixed to a suitable part thereof, exclusive of doors and windows and so as not to obstruct the Tenant's signs.

20. TAXES: TENANT agrees to pay before they become delinquent all taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter referred to as "taxes") lawfully levied or assessed against the PREMISES DURING THE TERM OF THE LEASE. TO THE EXTENT THAT TAXES ARE LEVIED OR ASSESSED FOR ANY YEAR IN WHICH THE TENANT OCCUPIES THE PREMISES FOR ONLY A PORTION OF SUCH YEAR, TAXES SHALL BE PRORATED BETWEEN THE TENANT AND THE LANDLORD BASED UPON THE ACTUAL NUMBER OF DAYS THAT THE TENANT OCCUPIES THE PREMISES DURING SUCH YEAR.

         If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereof, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or building on the Premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included with the term "taxes" for the purposes hereof.

         Tenant shall pay to Landlord its proportionate share of the entire cost of all taxes referenced herein. Tenant's proportionate share shall be the relation of Tenant's 120,000 rentable square foot area to the 120,000 rentable square feet of total building area, or 100%. Real estate taxes, as referenced herein, shall be defined as the amount of the total tax invoice (property assessment x tax rate) and shall exclude any discount or late penalty charge and shall include any charge or fee incurred by Landlord as a result of its attempt in securing a reduction in the assessed value of the Property.

         During the term hereof, Landlord shall notify Tenant of its proportionate share due for such cost. Landlord shall have the option through the Lease term to require Tenant's reimbursement on either a monthly, quarterly or annual basis, at Landlord's sole discretion, to become due and payable as additional rent within ten (10) days, if invoiced monthly or thirty (30) days if invoiced quarterly or annually from the date of invoice.

21. FIRE, EXTENDED COVERAGE AND LIABILITY INSURANCE: Landlord agrees to keep in force policies of fire and extended coverage insurance which shall insure the Building against such perils or loss as Landlord may deem appropriate including loss of rents, vandalism and malicious mischief, in an amount equal to one hundred percent (100%) of the replacement cost of the Building and the improvements installed by the Landlord. LANDLORD SHALL DELIVER CERTIFICATES OF SUCH INSURANCE TO TENANT PRIOR TO COMMENCEMENT OF THIS LEASE AND AT LEAST TEN DAYS PRIOR TO EXPIRATION OF ANY EXISTING CERTIFICATE. SUCH CERTIFICATE SHALL PROVIDE THAT THE INSURANCE CANNOT BE TERMINATED BY THE INSURER WITHOUT PROVIDING THIRTY (30) DAYS PRIOR WRITTEN NOTICE TO TENANT.

         Tenant agrees to maintain and keep in force, at its expense and throughout the entire term hereof, insurance against fire and such other risks as are from time to time included in standard extended coverage endorsements including vandalism and malicious mischief, insuring Tenant's stock-in-trade, trade fixtures, furniture, furnishings, special equipment and all other items of personal property of Tenant located on or within the Premises and all such other improvements as are made by the Tenant to the Premises. Tenant shall furnish to Landlord a certificate evidencing Tenant's maintenance of such insurance policies throughout the term hereof. All the furnishings, fixtures, equipment effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premise by Tenant or anyone claiming under Tenant, may be the Premises or elsewhere in the Building shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by leakage or bursting of water pipes, steam pipes or other pipes, by theft, or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord unless the same shall be due to the gross negligence or willful misconduct of Landlord.

         In addition to the policies of fire and extended coverage insurance to be kept and maintained by Landlord and Tenant herein, Landlord and Tenant shall each obtain and keep in force during the term hereof and any extension or renewal terms, policies of comprehensive general liability providing bodily injury and liability property damage with combined single limits of at least Five Hundred Thousand Dollars ($500,000.00). In addition thereto, Tenant shall provide "umbrella coverage" in the amount of One Million Dollars ($1,000,000.00). The Tenant shall, in addition, name the Landlord as an ADDITIONAL insured under such liability policies and shall provide the Landlord a certificate of same within thirty (30) days after the execution of this Lease, as shown on Exhibit "D".

         Tenant agrees to pay to the Landlord its proportionate share of the entire cost that Landlord may incur in the cost of maintaining the policies required hereunder. Tenant's proportionate share shall be the relation of Tenant's rentable square foot area to the 120,000 rentable square feet of total building area, or 100%.

         During the term hereof, Landlord shall notify Tenant of its proportionate share due for such cost. Landlord shall have the option through the Lease term to require Tenant's reimbursement on either a monthly, quarterly or annual basis, at Landlord's sole discretion, to become due and payable as additional rent within ten (10) days, if invoiced monthly or thirty (30) days if invoiced quarterly or annually from the date of invoice.

22. DAMAGE AND DESTRUCTION: IF THE BUILDING, IMPROVEMENTS OR OTHER PORTIONS OF THE PREMISES ARE RENDERED PARTIALLY OR WHOLLY UNTENANTABLE FROM FIRE OR OTHER CASUALTY, AND IF SUCH DAMAGE CANNOT, IN LANDLORD'S REASONABLE ESTIMATION, BE MATERIALLY RESTORED WITHIN ONE HUNDRED EIGHTY (180) DAYS OF SUCH DAMAGE, THEN LANDLORD MAY, IN ITS SOLE OPTION, TERMINATE THIS LEASE AS OF THE DATE OF SUCH FIRE OR CASUALTY. LANDLORD SHALL EXERCISE ITS OPTION PROVIDED HEREIN BY WRITTEN NOTICE TO TENANT WITHIN SIXTY (60) DAYS OF SUCH FIRE OR CASUALTY. FOR PURPOSES HEREOF, THE BUILDING, OR OTHER PORTIONS OF THE PREMISES SHALL BE DEEMED "MATERIALLY RESTORED" IF THEY ARE IN SUCH CONDITION AS WOULD NOT PREVENT OR MATERIALLY INTERFERE WITH TENANT'S USE OF THE PREMISES FOR THE PURPOSES FOR WHICH IT WAS THEN BEING USED.

         IF THIS LEASE IS NOT TERMINATED PURSUANT TO THE ABOVE PARAGRAPH, THEN LANDLORD SHALL PROCEED WITH ALL DUE DILIGENCE TO REPAIR AND RESTORE THE BUILDING, AT LANDLORD'S COST, ONCE IT HAS BEEN ASSURED OF THE EXISTENCE OF AND PAYMENT OF THE INSURANCE PROCEEDS (EXCEPT THAT LANDLORD MAY ELECT NOT TO REBUILD IF SUCH DAMAGE OCCURS DURING THE LAST YEAR OF THE TERM OF THE LEASE EXCLUSIVE OF ANY OPTION WHICH IS UNEXERCISED AT THE DATE OF SUCH DAMAGE).

         IF THE LEASE SHALL BE TERMINATED PURSUANT TO THE ABOVE PARAGRAPH, THE TERM OF THIS LEASE SHALL END ON THE DATE OF SUCH DAMAGE AS IF THE DATE HAD BEEN ORIGINALLY FIXED IN THIS LEASE FOR THE EXPIRATION OF TERM HEREOF. IF THE LEASE SHALL NOT BE TERMINATED BY LANDLORD PURSUANT TO THE ABOVE PARAGRAPH AND IN THE EVENT THAT THE LANDLORD SHOULD FAIL TO COMPLETE SUCH REPAIRS AND MATERIAL RESTORATION WITHIN ONE HUNDRED EIGHTY (180) DAYS AFTER THE DATE OF SUCH DAMAGE, TENANT MAY AT ITS OPTION AND AS ITS SOLE REMEDY TERMINATE THIS LEASE BY DELIVERING WRITTEN NOTICE TO LANDLORD WHEREUPON THE LEASE SHALL END ON THE DATE OF SUCH NOTICE AS IF THE DATE OF SUCH NOTICE WERE THE DATE ORIGINALLY FIXED IN THIS LEASE FOR THE EXPIRATION OF THE TERM HEREOF; PROVIDED, HOWEVER, THAT IF CONSTRUCTION IS DELAYED BECAUSE OF CHANGES, DELETIONS OR ADDITIONS IN CONSTRUCTION REQUESTED BY TENANT, STRIKES, LOCKOUTS, CASUALTIES, ACTS OF GOD, WAR, MATERIAL OR LABOR SHORTAGES, GOVERNMENTAL REGULATION OR CONTROL OR OTHER CAUSES BEYOND THE REASONABLE CONTROL OF LANDLORD, THE PERIOD FOR RESTORATION, REPAIR OR REBUILDING SHALL BE EXTENDED FOR THE AMOUNT OF TIME LANDLORD IS SO DELAYED.

         TENANT AGREES THAT DURING ANY PERIOD OF RESTORATION OR REPAIR OF THE PREMISES, TENANT SHALL CONTINUE THE OPERATION OF THE TENANT'S BUSINESS WITHIN THE PREMISES TO THE EXTENT PRACTICABLE, DURING THE PERIOD FROM THE DATE OF DAMAGE UNTIL THE DATE THAT THE UNTENANTABLE PORTION OF THE PREMISES IS MATERIALLY RESTORED, THE RENT SHALL BE REDUCED TO THE EXTENT OF THE PROPORTION OF THE PREMISES WHICH IS UNTENABLE, HOWEVER, THERE SHALL BE NO ABATEMENT OF OTHER SUMS TO BE PAID BY TENANT TO LANDLORD AS REQUIRED BY THIS LEASE.

         IN NO EVENT SHALL LANDLORD BE REQUIRED TO REBUILD, REPAIR OR REPLACE ANY PART OF THE PARTITIONS, FIXTURES, ADDITIONS AND OTHER IMPROVEMENTS WHICH MAY HAVE BEEN PLACED IN OR ABOUT THE PREMISES BY TENANT AFTER THE COMMENCEMENT DATE, HOWEVER, LANDLORD HAS THE RIGHT BUT NOT THE OBLIGATION TO REBUILD, REPAIR OR REPLACE AT TENANT'S EXPENSE SO MUCH OF THE PARTITIONS, FIXTURES, ADDITIONS AND OTHER IMPROVEMENTS AS MAY BE NECESSARY TO INSURE THAT THE PREMISES ARE MATERIALLY RESTORED.

23. LIABILITIES OF THE PARTIES: Tenant waives all claims against Landlord for damages to goods or for injuries to persons on or about the Premises or common areas from any cause arising at any time other than damages or injuries directly resulting from Landlord OR LANDLORD'S AGENTS OR EMPLOYEES negligence OR WILLFUL MISCONDUCT. The tenant will indemnify Landlord on account of any damage or injury to any persons, or to the goods of any person, arising from the use of the Premises by the Tenant, or arising form the failure of Tenant to keep the Premises in good condition as provided herein. The Landlord shall not be liable to the Tenant for any damage by or from any act or negligence of any occupant of the same Building, or by any owner or occupant of adjoining or contiguous property.

         LANDLORD WAIVES ALL CLAIMS AGAINST TENANT FOR DAMAGES TO GOODS OR FOR INJURIES TO PERSONS ON OR ABOUT THE PREMISES OR COMMON AREAS FROM ANY CAUSE ARISING AT ANY TIME OTHER THAN DAMAGES OR INJURIES DIRECTLY RESULTING FROM TENANT OR TENANT'S AGENTS OR EMPLOYEES NEGLIGENCE OR WILLFUL MISCONDUCT OR TENANT'S BREACH OF ITS OBLIGATION UNDER THIS LEASE. THE LANDLORD WILL INDEMNIFY TENANT ON ACCOUNT OF ANY DAMAGE OR INJURY TO ANY PERSONS, OR TO THE GOODS OF ANY PERSON ARISING FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD, ITS AGENTS OR EMPLOYEES.

         The Tenant agrees to pay for all damages to the Building, as well as all damage or injuries suffered by Tenant or occupants thereof caused by misuse or neglect of the Premises by the Tenant TO THE EXTENT NOT COVERED BY INSURANCE.

         Landlord is specifically not responsible under any circumstance for any damage to any computer, computer component, or computer peripheral, hardware or software damaged by any interruption, usage or variation for whatever reason in the electrical distribution system in the building.

         Notwithstanding any other term or provision herein contained, it is specifically understood and agreed that there shall be no personal liability of Landlord (nor Landlord's agent, if any) in respect to any of the covenants, conditions or provisions of this Lease. In the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of the Landlord in the property for the satisfaction of Tenant's remedies.

24. PARKING: The Landlord warrants that it will, without charge and throughout the term of this Lease and any extensions or renewals thereof, provide the Tenant with parking around the demised Premises which complies with applicable city or county code. Tenant agrees to comply with the parking rules contained in the Parking Rules and Regulations attached hereto as Exhibit "E" together with all reasonable modifications and additions thereto which Landlord may from time to time make.

25. SIGNS: Landlord hereby agrees to allow Tenant to have a lighted or spot-lighted sign, as long as such sign complies with standard building finished. Said sign shall be at the sole expense of the Tenant.

26. UTILITIES: Landlord will provide utility service connections to the Premises, including electrical service, natural gas (where available), water and sewer.

         TENANT SHALL PROCURE FOR ITS OWN ACCOUNT AND SHALL PAY THE COST OF ALL WATER, GAS, ELECTRIC POWER AND FUEL CONSUMED OR USED IN OR AT SAID PREMISES, INCLUDING APPROPRIATE DEPOSITS AS REQUIRED. LANDLORD SHALL NOT BE LIABLE TO TENANT IN DAMAGES OR

OTHERWISE FOR ANY INTERRUPTIONS, CURTAILMENT OR SUSPENSION OF UTILITY SERVICE. TENANT'S RESPONSIBILITY FOR THE PAYMENT OF SAID UTILITIES SHALL BEGIN UPON ENTERING THE PREMISES FOR THE PURPOSE OF CONSTRUCTION AND FIXTURING.

         TENANT SHALL BE DIRECTLY RESPONSIBLE FOR THE COST AND EXPENSE ASSOCIATED WITH ALL UTILITIES USED BY THE TENANT IN THE PREMISES.

27. HEAT, VENTILATION, AND CLIMATE CONTROL COMFORT: Landlord has installed HVAC equipment to provide adequate comfort (72 - 76 degrees) for normal office user load requirements (one ton per 300 square feet). If determined before or during Tenant's occupancy that the Tenant's use of high heat output equipment or other intensive uses (i.e.: computer rooms, telephone rooms or work stations at greater density than one person per 100 square feet), requires additional cooling equipment, Landlord will install necessary additional HVAC equipment at Tenant's sole expense.

28. PLATE GLASS BREAKAGE: Notwithstanding anything herein to the contrary, except by negligence of Landlord, Tenant shall be solely responsible for repair and replacement in the event of plate glass damage or breakage.

29. GARBAGE REMOVAL: Tenant will be responsible for providing a container for garbage and arrange for its systematic pickup.

30. JANITORIAL SERVICES: Tenant shall provide janitorial services and supplies to the Premises, at its own expense.

31. FIRE EXTINGUISHERS: Tenant covenants during the Term and such further time as Tenant occupies any part of the Premises to keep the Premises equipped with all safety appliances, included but not limited to an operating fire extinguisher, required by law or ordinance or any other regulation of any public or private authority having jurisdiction over the Premises (including insurance underwriters or rating bureaus) because of any use made by Tenant and to procure all licenses and permits so required because of such use and, if required by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's permitted uses.

32. EXTERMINATION: The Tenant shall, at its sole cost and expense, on at least a quarterly basis, employ professional exterminators to control pests within the Premises and supply Landlord with a copy of the contract therefor.

33. STORING OF FLAMMABLE MATERIALS: THE TENANT AGREES THAT IT WILL STORE ANY DANGEROUS/FLAMMABLE MATERIALS IN ACCORDANCE WITH ALL APPLICABLE LAWS.

34. REPLACEMENT OF LIGHT BULBS: Tenant shall, at its sole cost and expense, replace all light bulbs within the Premises.

35. KITCHEN APPLIANCES AND EQUIPMENT: In the event of installation of a kitchen or kitchen equipment by either Landlord or Tenant, such maintenance and repair of all items contained within the area shall be at the sole cost and expense of Tenant, to include but not limited to: maintenance, repair and replacement of a microwave oven, refrigerator, stove, ice maker, coffee maker, garbage disposal, dishwasher, sink, faucet or any other item within the area. Tenant hereby acknowledges to Landlord that any fixtures, EXCLUDING TRADE FIXTURES, described herein are to become a part of the Premises and notwithstanding Section 36 herein, upon Tenant's vacating the Premises, all fixtures shall remain the property of Landlord.

36. REMOVAL OF TENANT'S FIXTURES: The Tenant shall have the privilege at any time, on or before vacating the Premises, of removing any or all of its personal property, equipment and fixtures, and Tenant shall repair any damage caused by the removal thereof and shall leave the Premises in good and clean condition and repair.

37. DEFAULT BY TENANT: In the event Tenant shall fail to pay the monthly rental rate by the due date; AND SUCH FAILURE CONTINUES FOR FIVE (5) BUSINESS DAYS AFTER TENANT RECEIVES NOTICE OF SUCH NONPAYMENT, WHICH NOTICE SHALL NOT BE GIVEN MORE THAN TWO (2) TIMES ANNUALLY DURING THE TERM OF THIS LEASE, or if Tenant is adjudicated a bankrupt; or if Tenant files a petition in bankruptcy under any section or provision of the bankruptcy law; or if an involuntary petition in bankruptcy is filed against Tenant, and same is not withdrawn or dismissed within sixty (60) days from filing thereof, or if a receiver or trustee is appointed for Tenant's property and the order appointing such receiver or trustee remains in force for thirty (30) days after the entry of such order; or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, reduced payment thereof deferred; or if Tenant makes an assignment for the benefit of the creditors; or if Tenant's effects shall be levied upon or attached under process against Tenant, not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof; or if Tenant shall vacate or abandon the Premises; or if Tenant shall fail to perform or observe any other covenant, agreement, or condition to be performed or kept by the Tenant under the terms and provisions of this Lease, and such failure shall continue to thirty (30) days after written notice thereof has been given by Landlord to the Tenant; then in any one of such events, Landlord shall have the right, at the option of the Landlord, then or at any time thereafter while such defaults continue, to elect either: (1) to cure such default or defaults at the expense of Tenant and without prejudice to any other remedies which it might otherwise have, any payment made or expenses incurred by Landlord in curing such default shall bear interest thereon at 18% 10% per annum, or at such maximum legal rate as permitted by North Carolina law, whichever shall be lower, to be and become additional rent to be paid by Tenant with the next installment of rent falling due thereafter; or (2) to re-enter the Premises and dispossess Tenant and anyone claiming under tenant, with or without an order of the court, and remove their effects, and take complete possession of the Premises and then elect to take any one or (to the extent not inconsistent) more of the following actions: (I) declare this Lease forfeited and the term ended; or (ii) elect to continue this Lease in full force and effect, but with the right at any time thereafter to declare this Lease forfeited and the term ended; or (iii) declare Tenant's right to possession of the Premises to be terminated; or (iv) exercise any other remedies or maintain any action permitted to landlords pursuant to the laws of the State of North Carolina, or any other applicable law. In such re-entry the Landlord may, without committing trespass, have all persons and Tenant's personal property removed from the Premises. Tenant hereby covenants in such event for itself and all others occupying the Premises under Tenant; to peacefully yield up and surrender the Premises to the Landlord. Should Landlord declare either (I) this Lease forfeited and the term ended; (ii) the termination of Tenant's right to possession of the Premises; then in any one such events, Landlord shall be entitled to recover from Tenant the rental and all other sums due and owing by Tenant to the date of termination, plus the costs of curing all of Tenant's defaults existing at or prior to the date of termination, plus rental for the balance of the term under this Lease less any rental obtained by Landlord on another Lease for the balance of the term remaining under this Lease. Should Landlord, following default as aforesaid, elect to continue this Lease in full force, Landlord shall use its best efforts to rent the Premises by private negotiations, with or without advertising, and on the best terms available for the remainder of the term hereof, or for such longer or shorter period as Landlord shall deem advisable. Tenant shall remain liable for payment of all rentals and other charges and costs imposed on Tenant herein, in the amounts, at the times and upon the conditions as herein provided, but Landlord shall credit against such liability of the Tenant all amounts received by Landlord from such re-letting after first reimbursing itself for all costs incurred in curing Tenant's defaults and re-entering, preparing and refinishing the Premises for re-letting, and the Premises, and for the payment of any procurement fee and commission paid to obtain another tenant, and for all attorney fees and legal costs incurred by Landlord.

AS USED IN THIS LEASE THE TERM "ATTORNEY'S FEES" OR "REASONABLE ATTORNEY'S FEES" SHALL MEAN ACTUAL FEES INCURRED AT CUSTOMARY HOURLY RATES NOTWITHSTANDING ANY STATUTORY PRESUMPTION.

38. RE-ENTRY BY LANDLORD: No re-entry by Landlord or any action brought by Landlord to oust Tenant from the premises shall operate to terminate this Lease unless Landlord shall give written notice of termination to Tenant, in which event Tenant's liability shall be as above provided. No right or remedy granted to Landlord herein is intended to be exclusive of any other right or remedy, and each and every right and remedy herein provided shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing in law or equity or by statute. In the event of termination of this Lease, Tenant waives any and all rights to redeem the Premises either given by any statute now in effect or hereafter enacted.

39. WAIVER OF RIGHTS: No waiver by Landlord of any provision hereof shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof other than the failure of Tenant to pay the particular rent as accepted regardless of Landlord's knowledge of said preceding breach at the time of acceptance of such rent.

41. NOTICES: All notices provided for herein shall be in writing and shall be deemed to have been given when deposited in he United States mails, postage fully prepaid, and directed to the parties hereto at their respective addresses given below:

           Landlord:        HIGHWOODS/FORSYTH LIMITED PARTNERSHIP
                            380 Knollwood Street, Suite 430
                            Winston-Salem, North Carolina 27103

           Tenant:          R.F. MICRO DEVICES, INC.
                            7914 PIEDMONT TRIAD PARKWAY
                            GREENSBORO, NORTH CAROLINA 27409


         Either party may, in addition, deliver written notice by hand delivery. Further, the parties hereto may give or receive notice by or from their respective attorneys and may, by like notice, designate a new address to which subsequent notice shall be directed.

42. COMPLIANCE WITH LAWS: In addition to other provisions herein, Tenant shall promptly execute and comply with all laws, ordinances, rules, regulations and requirements of any or all federal, state and municipal authorities having jurisdiction over the manner in which the Tenant's business is conducted, but only insofar as these laws, ordinances, rules and regulations and requirements are violated by the conduct of Tenant's business.

43. RULES AND REGULATIONS: Tenant, its agents, servants and invitees shall observe faithfully and comply strictly with the rules and regulations set forth on the schedule designated BUILDING RULES AND REGULATIONS, attached hereto as Exhibit "C" and by this reference made a part hereof. Landlord shall have the right, from time to time, during the term of this Lease to make reasonable changes in, and additions to, said rules and regulations, provided such changes and additions do not unreasonably affect the conduct of Tenant's business in the Premises. Any failure by Landlord to enforce any said rules and regulations now or hereafter in effect, either against Tenant or any other tenant in the Building, shall not constitute a waiver of such rules and regulations. The defined words in this Lease, whenever used in said rules and regulations, shall have the same meanings as herein.

44. HAZARDOUS WASTE: AS USED IN THIS AGREEMENT, "HAZARDOUS MATERIALS" SHALL MEAN ANY HAZARDOUS OR TOXIC SUBSTANCE, MATERIAL, WATER, OR SIMILAR TERM WHICH IS REGULATED BY LOCAL AUTHORITIES, THE STATE OF NORTH CAROLINA OR THE UNITED STATES OF AMERICA, INCLUDING, BUT NOT LIMITED TO, ANY MATERIAL, SUBSTANCE, WASTE OR SIMILAR TERM WHICH IS (I) DEFINED AS A HAZARDOUS MATERIAL UNDER THE LAWS OF THE STATE OF NORTH CAROLINA; (II) DEFINED AS A HAZARDOUS SUBSTANCE UNDER SECTION 311 OF THE FEDERAL WATER POLLUTION CONTROL ACT (33 U.S.C. SECTION 1317); (III) DEFINED AS A HAZARDOUS WASTER UNDER SECTION 1004 OF THE FEDERAL RESOURCE CONSERVATION AND RECOVERY ACT (42 U.S.C. SECTION 6901 ET SEQ.); (IV) DEFINED AS A HAZARDOUS WASTE SUBSTANCE UNDER SECTION 101 OF THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, (42 U.S.C. SECTION 9601 ET SEQ.); (V) DEFINED AS A HAZARDOUS WASTE OR TOXIC SUBSTANCE, WASTE, MATERIAL OR SIMILAR TERM IN RULES AND REGULATIONS, AS AMENDED FROM TIME TO TIME, WHICH ARE ADOPTED BY ANY ADMINISTRATIVE AGENCY INCLUDING, BUT NOT LIMITED TO, THE ENVIRONMENTAL PROTECTION AGENCY, THE OCCUPATIONAL SAFETY AND HEALTH ADMINISTRATION, AND ANY SUCH SIMILAR LOCAL, STATE OR FEDERAL AGENCY HAVING JURISDICTION OVER THE PREMISES WHETHER OR NOT SUCH RULES AND REGULATIONS HAVE THE FORCE OF LAW; (VI) DEFINED AS A HAZARDOUS OR TOXIC WASTE, SUBSTANCE, MATERIAL OR SIMILAR TERM IN ANY STATUTE, REGULATION, RULE OR LAW ENACTED OR ADOPTED AT ANY TIME AFTER THE DATE OF THIS AGREEMENT BY LOCAL AUTHORITIES, THE STATE OF NORTH CAROLINA, OR THE FEDERAL GOVERNMENT.

         THE TENANT AGREES THAT ANY DISCHARGE FROM THE PREMISES OF ANY HAZARDOUS MATERIAL SHALL COMPLY WITH APPLICABLE LAWS AND/OR PERMIT. TENANT SHALL IMMEDIATELY NOTIFY THE LANDLORD OF ANY DISCHARGE THAT DOES NOT MATERIALLY COMPLY WITH APPLICABLE LAWS AND/OR PERMITTED LEVELS.

         THE TENANT SHALL PROMPTLY PAY, DISCHARGE, OR REMOVE ANY LIEN UPON THE PREMISES RELATING TO THE PRESENCE OF ANY HAZARDOUS MATERIAL, AND SHALL INDEMNIFY AND HOLD HARMLESS THE LANDLORD, FROM ANY AND ALL LOSS, DAMAGE OR EXPENSE RESULTING FROM SUCH HAZARDOUS MATERIAL THAT EXISTS UPON OR IS DISCHARGES FROM THE PREMISES IN VIOLATION OF LAW BY TENANT.

         THIS INDEMNIFICATION OF LANDLORD BY TENANT INCLUDES, WITHOUT LIMITATION, COSTS INCURRED IN CONNECTION WITH ANY INVESTIGATION OF SITE CONDITIONS OR ANY CLEAN-UP, REMEDIAL, REMOVAL OR RESTORATION WORK REQUIRED BY ANY FEDERAL, STATE OR LOCAL GOVERNMENTAL AGENCY OR POLITICAL SUBDIVISION BECAUSE OF HAZARDOUS MATERIALS PRESENT IN THE SOIL OR GROUND WATER ON OR UNDER THE PREMISES. WITHOUT LIMITING THE FOREGOING, IF THE PRESENCE OF ANY HAZARDOUS MATERIAL ON THE PREMISES AND BUILDING CAUSED OR PERMITTED BY TENANT RESULTS IN LEVELS OF HAZARDOUS MATERIALS, TENANT SHALL PROMPTLY TAKE ALL ACTIONS AT ITS SOLE EXPENSE THAT ARE NECESSARY TO RETURN THE SAME TO THE CONDITION EXISTING PRIOR TO THE INTRODUCTION OF ANY SUCH HAZARDOUS MATERIAL THERETO, PROVIDED THAT LANDLORD'S APPROVAL OF SUCH ACTIONS SHALL FIRST BE OBTAINED, WHICH APPROVAL SHALL NOT BE UNREASONABLY WITHHELD SO LONG AS SUCH ACTIONS WOULD NOT POTENTIALLY HAVE ANY MATERIAL ADVERSE LONG-TERM OR SHORT-TERM EFFECT ON THE PREMISES AND BUILDING. THE FOREGOING INDEMNITY SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE. IF TENANT FAILS TO TAKE SUCH ACTION AND UNLESS TENANT'S FAILURE IS DUE TO LANDLORD'S UNREASONABLY WITHHOLDING APPROVAL OF TENANT'S ACTIONS, LANDLORD MAY TAKE ACTION AND LANDLORD SHALL BE ENTITLED TO RECOVER FROM TENANT, UPON DEMAND IN WRITING, ALL COSTS OF SUCH ACTION. THIS INDEMNIFICATION EXCLUDES ANY AND ALL ENVIRONMENTAL CONDITIONS THAT ARE CURRENTLY PRESENT ON THE PREMISES.

45. SURRENDER: The Tenant shall surrender the Premises in good and clean condition and repair, excepting only normal wear and tear and damage by fire or other casualty damage covered by insurance and paid to Landlord. Tenant shall not remain in the Premises without the benefit of a written Lease or renewal agreement executed by the parties hereto prior to the expiration of the then existing term. No other holding over of the Premises shall be allowed on any basis whatsoever.

         The delivery of keys or other such tender of possession of the Premises to Landlord or to an employee of Landlord shall not operate as a termination of this Lease or a surrender of the Premises.

           Any pro-rated rent or damages in excess of the security deposit held by Landlord shall be invoiced by Landlord and payable by Tenant within ten (10) days from the date of invoice.

46. HOLDOVER: In the event Tenant remains in possession of the leased premises after the expiration of the term of this Lease, without having first extended this Lease by written agreement with Landlord, such holding over shall not be construed as a renewal or extension of this Lease. Such holding over shall be deemed to have created and be construed as tenancy from month to month, terminable on 30 days notice in writing from either party to the other. The monthly rental to be paid shall be 150% of the monthly rental payable during the last month of the term of this Lease. All other terms and conditions of this Lease shall continue to be applicable for both Landlord and Tenant.

         If Tenant fails to surrender the Premises to Landlord on expiration of the term as required by this Section, Tenant shall hold Landlord harmless from all damages resulting from Tenant's failure to surrender the Premises, including without limitation, claims made by the succeeding Tenant resulting from Tenant's failure to surrender the Premises.

47. LIENS: If Tenant shall cause any material to be furnished to the Premises or labor to be performed thereon or therein, Landlord shall not under any circumstances be liable for the payment of any expenses incurred or for the value of any work done or material furnished. All such work shall be at Tenant's expense and Tenant shall be solely and wholly responsible to all contractors, laborers, and materialmen furnishing labor and material to the Premises. Nothing herein shall authorize the Tenant or any person dealing through, with or under Tenant to charge the Premises or any interest of the Landlord therein or this Lease with any mechanic's liens or other liens or encumbrances whatsoever. On the contrary, (and notice is hereby given) the right and power to charge any lien or encumbrance of any kind against the Landlord or its estate is hereby expressly denied.

48. BENEFITS, BURDENS AND ENTIRE AGREEMENT: This Lease is binding on and benefits the parties hereto and their respective heirs, legal representatives, successors, nominees and assigns. Liability hereunder shall be joint and several upon all who sign this agreement. Throughout this agreement the masculine gender shall be deemed to include the feminine, the feminine the masculine, the singular the plural and the plural the singular.

         This Lease contains the entire agreement between the parties hereto with respect to the Premises leased hereunder; further, this Lease may not be modified, altered or amended except by an instrument in writing, executed by the parties hereto or their respective heirs, legal representatives, successors, nominees or assigns and which instrument shall be attached hereto as an amendment to this Lease and shall thereby become a part hereof.

49. ATTORNEY'S FEES: If either Landlord or Tenant files an action to enforce any agreement contained in this Lease, or for breach of any covenant or condition, the prevailing party in any such action, or the party settling to its benefit, shall be reimbursed by the other party for reasonable attorneys' fees in the action.

         In the event Landlord refers a default by Tenant to an attorney for collection and a suit is not filed, Tenant agrees to pay reasonable attorney fees if action is not filed thereunder.

50. GOVERNING LAW: This Lease shall be governed by and construed under the laws of the State of North Carolina.

51. ESTOPPEL CERTIFICATES: Tenant shall execute and deliver to Landlord, upon its occupancy of the Premises, a certificate/statement provided by Landlord, certifying that this Lease is unmodified and in full force and effect and other factual data relating to the Lease or the Premises which Landlord may reasonably request. Furthermore, Tenant may be required, from time to time during the term of the Lease, to execute and deliver to Landlord a certificate/statement for purposes of refinancing, syndication, sale of property, etc. In such event, Tenant shall have ten (10) days from its receipt thereof from Landlord to execute and deliver such fully executed certificate/statement to Landlord. Tenant's failure to execute said certificate shall constitute a default hereunder. DURING THE TERM OF THIS LEASE, THE LANDLORD WILL, UPON WRITTEN REQUEST BY TENANT, PROVIDE TENANT WITH SIMILAR ESTOPPEL CERTIFICATES AS DESCRIBED ABOVE.

52. BROKERAGE FEES: Landlord and Tenant represent to each other that no broker other than JOE DOUGLAS WITH COLDWELL BANKER - COMMERCIAL has represented either party in respect to this transaction and that a brokerage fee of 4.00% ON THE FIRST TEN (10) YEARS OF THE LEASE TERM shall be paid to Broker by Landlord.

53. CHRONIC DEFAULTS: Tenant will be in "Chronic Default" under this Lease if Tenant commits a default (either a Monetary or Non-Monetary Default) during any 365-day period in which any of the following combinations of default has already occurred (even though said defaults may have been timely cured):

         (1)  Two Monetary Defaults; or

         (2)  Three Non-Monetary Defaults; or

         (3)  One Monetary Default and two Non-Monetary Defaults

         (a) Remedies. If Tenant is in Chronic Default, Landlord may immediately exercise any or all remedies available under this Lease or at law or in equity, all without giving Tenant any notice or an opportunity to cure the last default causing Tenant's Chronic Default (notwithstanding any notice and cure provision or other lease provision to the contrary).

         (b) Definitions. For the purpose of this Section, (1) a Monetary Default occurs if Tenant fails to pay any sum of money when due (including, but not limited to, Base Rent, Additional Rent, Percentage Rent, Escalation Rent, Common Area Maintenance Charges, Utility Charges, Pass-thru Expenses, or other
Rent); (2) a Non-Monetary Default occurs if Tenant fails to perform any of its obligations under this Lease other than the timely payment of money.

54. EVIDENCE OF AUTHORITY: If requested by Landlord, Tenant shall furnish appropriate legal documentation evidencing the valid existence and good standing of Tenant and the authority of any parties signing this Lease to act for Tenant. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in North Carolina, that the corporation has full right and authority to enter into this Lease and that each of the persons signing on behalf of the corporation is authorized to do so.

55. LEASE REVIEW; DATE OF EXECUTION: The submission of this Lease to Tenant for review does not constitute a reservation of or option for the Premises, and this Lease shall become effective as a contract only upon execution and delivery by both Landlord and Tenant. The date of execution shall be entered on the top of the first page of this Lease by Landlord, and shall be the date on which the last party signed the Lease, or as otherwise may be specifically agreed by both parties. Such date, once inserted, shall be established as the final date of ratification by all parties to this Lease, and shall be the date for use throughout this Lease as the "date of execution" or "execution date".

56. OPTION TO RENEW: PROVIDED TENANT IS NOT IN DEFAULT HEREUNDER, TENANT SHALL HAVE AN OPTION TO RENEW THIS LEASE FOR TWO (2) PERIODS OF TEN (10) YEARS. THE RENTAL RATE WILL BE ADJUSTED FOR CHANGES IN THE CONSUMER PRICE INDEX DURING THE PRECEDING FIFTEEN (15) YEAR PERIOD. THE RENTAL RATE FOR THE INITIAL YEAR OF THE RENEWAL TERM WILL BE THE BASIS FOR ALL FUTURE CONSUMER PRICE INDEX ADJUSTMENTS. RENT SHALL BE ADJUSTED IN SAME MANNER AS DESCRIBED IN THIS LEASE ON THE 16TH, 18TH, 20TH, 22ND, 24TH, 26TH, 28TH, 30TH, 32ND, AND 34TH ANNIVERSARIES OF THE COMMENCEMENT DATE. TENANT SHALL PROVIDE LANDLORD SIX (6) MONTH PRIOR WRITTEN NOTICE OF ITS INTENT TO RENEW THE LEASE.

57. TENANT IMPROVEMENTS: TENANT AGREES TO LEASE THE BUILDING FROM "SHELL" CONDITION. LANDLORD WILL NOT PROVIDE ANY FUNDS FOR IMPROVEMENTS OF ANY KIND TO THE LEASED SPACE.

58. FIRST RIGHT OF REFUSAL: PROVIDED TENANT IS NOT IN DEFAULT HEREUNDER, TENANT SHALL HAVE A FIRST RIGHT OF REFUSAL ON ALL CONTIGUOUS SPACE. TENANT SHALL HAVE FIVE (5) BUSINESS DAYS TO RESPOND IN WRITING AFTER NOTICE OF THIRD PARTY INTEREST HAS BEEN GIVEN. TENANT'S FAILURE TO LEASE THE SPACE WITHIN FIVE (5) BUSINESS DAYS AS SPECIFIED SHALL NULLIFY ALL OF TENANT'S RIGHTS CONTAINED HEREIN.

59. BEGINNING MARCH 1, 2000 THROUGH AUGUST 31, 2000, TENANT SHALL BE REQUIRED TO PAY RENT ON 60,000 SQUARE FEET OF THE PREMISES WHILE OCCUPYING THE ENTIRE BUILDING (120,000 SQUARE FEET).

         IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement or have caused their duly authorized representatives to execute same in two (2) original counterparts, as of the day and year first above written.



                                 LANDLORD:
                                 HIGHWOODS/FORSYTH LIMITED PARTNERSHIP, a North Carolina Limited Partnership
                                 By: Highwoods Properties, Inc., General Partner
Attest:


                                 By:
----------------------------         -------------------------------------------
Secretary                            _________ President
(Corporate Seal)


                                 TENANT:
                                 R.F. MICRO DEVICES, INC., A NORTH CAROLINA
                                 CORPORATION
Attest:


                                  By:
----------------------------          ------------------------------------------
Secretary                             ________ President
(Corporate Seal)

STATE OF NORTH CAROLINA             )
                                    )                         ACKNOWLEDGMENT
COUNTY OF FORSYTH                   )



         I, __________________________________________, a Notary Public for the
aforesaid State and County, do hereby certify that JULIE K. GOCO (name of Secretary) personally came before me this day and acknowledged to me that she is the Assistant Secretary of HIGHWOODS PROPERTIES, INC., a North Carolina Corporation, and that by authority duly given and as an act of the corporation, the foregoing instrument was signed in its name by JOHN O. DUNN, III (name of President), its VICE President, sealed with its corporate seal, and attested to by JULIE K. Goco (name of Secretary), its Assistant Secretary.


         Witness my hand and official seal or stamp, this the __________ day of ____________________, 199__.





My Commission Expires:
                       -----------           -----------------------------------
                                             Notary Public


--------------------------------------------------------------------------------


STATE OF ___________________        )
                                    )                         ACKNOWLEDGMENT
COUNTY OF _________________         )



         I, __________________________________________, a Notary Public for the
aforesaid State and County, do hereby certify that ______________________________________ (name of Secretary) personally came before me this day and acknowledged to me that she/he is the ____________ Secretary of R.F. MICRO DEVICES, INC., A NORTH CAROLINA CORPORATION, and that by authority duly given and as an act of the corporation, the foregoing instrument was signed in its name by ____________________________________ (name of
President), its __________ President, sealed with its corporate seal, and attested to by __________________________________ (name of Secretary), its
__________ Secretary.


         Witness my hand and official seal or stamp, this the __________ day of __________________, 199__.





My Commission Expires:
                       -----------           -----------------------------------
                                             Notary Public

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

                                 TO BE ATTACHED

                                   EXHIBIT "B"

                                   FLOOR PLAN

                                 TO BE ATTACHED

                                   EXHIBIT "C"

                          BUILDING RULES & REGULATIONS

1. Tenant shall not do or permit anything to be done in the Premises or in the Building which will in any way increase the rate payable, or violate any provision, in respect of any policy of fire insurance on the Building or Landlord's property therein; obstruct or interfere with the rights of other tenants, or unreasonably injure or annoy them; use the Premises as sleeping apartments; engage in or permit games of chance or any form of gambling or immoral conduct in or about the Premises; fasten any article, drill holes, drive nails or screws into walls, floors, doors or partitions; leave Premises unoccupied without locking all doors, extinguishing lights and turning off all water outlets; encumber or obstruct or deposit rubbish and similar substances in the parking and loading areas, sidewalks or entrance areas; bring or keep any animals, or flammable, combustible or explosive substances, to or in the Building; violate security procedures established by Landlord, or in any way create a nuisance.

2. Tenant shall not use the Premises or the Building for any purpose that will damage the Premises or the Building, or the reputation thereof, or for any purposes other than those specified in the Lease.

3. Canvassing, soliciting and peddling in and about the Building are prohibited, and Tenant shall cooperate to prevent such activities.

4. Tenant shall not install or use in the Building and air conditioning unit, engine, boiler, generator, machinery, heating unit, stove, water cooler, ventilator, radiator or any other similar apparatus which will require the use of electrical current or water without the prior written consent of Landlord, and then only as Landlord may direct.

5. Tenant shall not use in the Building any machine, other than standard office machines such as typewriters, calculators, copying machines and similar machines, without the prior written approval of Landlord. All office equipment and any other device of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord, so as to absorb or prevent any vibration, noise or annoyance. Tenant shall not cause improper noises, vibrations or odors within the Building.

6. Tenant shall not place a load on any floor in the Premises exceeding the floor load limit which such floor was designed to carry, nor shall Tenant install, operate or maintain in the Premises any heavy item or equipment except in such manner as to achieve a proper distribution of weight.

7. Tenant shall not use scotch tape or other adhesive material for the purposes of hanging items on the interior walls of the Premises.

8. Tenant shall not deposit any trash, refuse, cigarettes, or other substances of any kind out of the Building, except in the refuse containers provided therefor. In addition, if Tenant shall place or allow or cause to be placed in the garbage dumpsters excess trash or refuse, such as boxes or cartons, which would necessitate an additional pick-up for such garbage dumpsters, the Tenant shall be responsible for such additional pick-up at its sole cost and expense. Tenant shall exercise its best efforts to keep the sidewalks, entrances in and about the Building clean and free from rubbish. The outside areas immediately adjoining the Premises shall be kept clean and free from snow, ice, dirt and rubbish by Tenant, and Tenant shall not place, suffer or permit any obstruction or storage or display of goods in such areas.

9. Tenant shall not use the washrooms, rest rooms and plumbing fixtures of the Building, and appurtenances thereto, for any other purpose than the purposes for which they were constructed, and Tenant shall not deposit any sweepings, rubbish, rags or other improper substances therein. Tenant shall not waste water by interfering or tampering with the faucets or otherwise. If Tenant or Tenant's servants, employees, agents, contractor, jobbers, licensees, invitees, guests or visitors cause any damage to such washrooms, rest rooms, plumbing fixtures or appurtenances, such damage shall be repaired at Tenant's expense, and Landlord shall not be responsible therefor.

10. Landlord shall have the right to prohibit any publicity, advertising or use of the name of the Building by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue any such publicity, advertising or use of the Building name.

11. The sashes, sash doors, skylights, windows and doors that reflect or admit light or air into the leased area shall not be covered or obstructed by Tenant without Landlord's prior written approval. Tenant hereby agrees to keep the Premises at a temperature sufficiently high to prevent freezing of water pipes and fixtures.

12. No radio or television aerial or other devise shall be erected on the roof or exterior walls to the Premises or Building in which the Premises are located without first obtaining in each instance the Landlord's consent in writing. Any aerial or devise installed without written consent shall be subject to removal by Landlord at Tenant's expense without notice at any time. No radio, phonograph or similar devise shall be used in a manner so as to be heard or seen outside the Premises.

13. Tenant, upon the termination of its lease, shall deliver to Landlord all keys to doors in the Building. In the event of the loss of any key, it shall be the sole responsibility and expense of Tenant to have the locks to the Premises re-keyed or additional locks installed.

14. In the event Landlord provides a VIM Postal Unit, keys for such unit will be distributed at the time of occupancy. Landlord however, will not be responsible for: (a) the replacement of lost or damaged keys or issuance of extra keys; (b) incorrect distribution of mail; (c) delivery schedules of mail; or (d) mail delivery to door.

15. Tenant shall have cleaned, at its expense, not less than semiannually, the carpet that has been provided by the Landlord for Tenant's use.

16. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the agreements, covenants, conditions and provisions of any lease of premises in the Building.

                                   EXHIBIT "D"

                             INSURANCE REQUIREMENTS


As referenced in Section 21 herein, an insurance certificate must be provided to Landlord within thirty (30) days of execution of this Lease showing those coverages specified. The following information must be incorporated on all certificates:


1)       Tenant's specific leased property address;

2)       Thirty (30) day cancellation notice to Landlord; and

3) Highwoods/Forsyth Limited Partnership (Landlord) specifically named as CERTIFICATE HOLDER AND ADDITIONAL INSURED.

                                   EXHIBIT "E"

                           PARKING RULES & REGULATIONS


         Tenant shall be entitled to park in common with other tenants of Landlord on the parking areas located adjacent to the Building(s) within which the Premises are located. Tenant agrees not to overburden such parking facilities and agrees to cooperate with Landlord and other tenants in the use of such parking facilities. Landlord reserves the right, in its reasonable discretion, to determine whether parking facilities are being overburdened and, in such event, to allocate parking spaces among Tenant and other tenants or restrict the number of vehicles which may be parked thereon.

         Parking as used herein means the use by Tenant's employees, its visitors, invitees and customers of those portions of the parking area designed by Landlord for the parking of motor vehicles in connection with use of and/or visits to the Premises. There will be no assigned parking unless elected by the Landlord in specific instances. Tenant agrees and covenants to park all trucks, trailers or other commercial vehicles in the parking spaces at the rear of the Building(s) within which the Premises are located or where otherwise designated by Landlord. No vehicle, equipment or machinery may be repaired, serviced, cleaned, steam cleaned, lubricated, sandblasted, painted or otherwise maintained in any parking areas, roadways or service areas adjacent to or surrounding the Building(s) in which the Premises are located, or anywhere within the parking area. Any vehicle belonging to Tenant, or Tenant's employees, agents, subcontractors, contractors, licensees, invitees or visitors abandoned (72 hours without movement constitutes abandonment) or disabled or in a state of non-operation or disrepair shall not be permitted anywhere in the parking area and will be considered as trespassing on same, and subject to removal therefrom by Landlord, and all cost resulting therefrom, including towing, and if necessary, storage charges, shall be paid by Tenant to Landlord upon demand. Tenant hereby agrees to enforce said restriction with respect to Tenant's own vehicles and those of Tenant's employees, agents, visitors, contractors and subcontractors, licensees and invitees. Should the Landlord determine that a violation of this restriction has occurred, the vehicle, equipment, trailer or machinery shall be deemed abandoned or in trespass and may be removed from the parking area and all costs thereof shall be the obligation of the Tenant. Should the Landlord be required to pay any towing, removal or storage charges, said expenses or obligations shall become the debt of the identified Tenant under this Lease and shall be reimbursed to the Landlord as additional rent when invoiced. Landlord accepts no responsibility for theft, collision, vandalism, fire, acts of God or any other casualty of vehicles or equipment parked or stored in the parking area or for removal required as set forth in this paragraph while the vehicle or equipment is under tow or otherwise stored. Notwithstanding the foregoing, Landlord shall not be responsible to the Tenant for the nonperformance by any other tenant to any parking rule, and Landlord shall not be required to police said parking area or to remove vehicles or to stop any nonconforming use.